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                                                                    EXHIBIT 10.5

                       PURCHASE AND SALE CLOSING STATEMENT
                       -----------------------------------

       SELLER:                 DANIEL B. PATTILLO
       ------

       PURCHASER:              DECATUR FIRST BANK
       ---------

       PROPERTY:               1120 COMMERCE DRIVE, DECATUR, GEORGIA
       --------

       CLOSING DATE:           JANUARY 7, 2002
       ------------

       DISBURSEMENT AGENT:     MCCURDY & CANDLER, L.L.C.
       ------------------

I.     SELLER'S SUMMARY OF TRANSACTION
--------------------------------------

A.     PURCHASE PRICE                                                           $500,000.00

B.     LESS PRORATIONS, ADJUSTMENTS AND CREDITS

       Credit for December 2001, rent                      $4,500.00
       (originally paid at the execution of the
       lease, and paid again in December 2001

       Earnest Money                                       $1,000.00

       TOTAL PRORATIONS AND ADJUSTMENTS                                           $5,500.00
                                                                                  ---------

C.  ADJUSTED AMOUNT TO SELLER                                                   $494,500.00

D.  LESS SELLER'S COSTS AND EXPENSES

       Real Estate Sales Commission                       $35,000.00

       Transfer Tax                                          $500.00

       Decatur First Bank:  Payoff of                    $425,466.84
       outstanding loan

       TOTAL SELLER'S COSTS AND EXPENSES                                        $460,966.84
                                                                                -----------

E.  NET AMOUNT PAYABLE TO SELLER                                                 $33,533.84
                                                                                 ----------

II.      PURCHASER'S SUMMARY OF TRANSACTION
-------------------------------------------

A.  ADJUSTED AMOUNT TO SELLER
         (from I. C. above)                                                     $494,500.00

B.  PLUS PURCHASER'S COSTS AND EXPENSES

         Recording Costs                                      $33.00

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
         Purchaser's Attorney Fees                         $1,800.00

         Title and tax search, binder fee for title        $2,232.50
         insurance, expenses of title insurance
         agent, and Owner's Title Insurance Policy
         premium (premium is $850.00)

         TOTAL COSTS AND EXPENSES                                                 $4,065.50
                                                                                  ---------

C.  GROSS AMOUNT PAYABLE BY PURCHASER                                           $498,565.50

III.     DISBURSEMENT SUMMARY
-----------------------------

A.  FUNDS RECEIVED FROM PURCHASER                                               $498,565.50

B.  FUNDS RECEIVED FROM OTHERS                                                        $0.00
                                                                                      -----

         TOTAL FUNDS RECEIVED                                                   $498,565.50

C.  DISBURSEMENTS

         Clerk, Superior Court DeKalb County:                $500.00
         Transfer Tax

         Trinity Title Insurance Company:
         Recording                                            $33.00

         McCurdy & Candler, L.L.C.:                        $1,800.00
         Puchaser's Attorney Fee

         Trinity Title Insurance Company:                  $2,232.50
         Title Search, expenses, and Owner's
         Title Insurance Policy Premium

         Daniel B. Pattillo:  Payoff of Loan              $33,533.16

         Decatur First Bank:  Payoff of Loan             $425,466.84

         Brigman & Associates:  Commission                $35,000.00

         TOTAL DISBURSED                                                        $498,565.50

IV.      PURCHASE AND SALE CLOSING NOTES AND STIPULATIONS
---------------------------------------------------------

         A. Purchaser and Seller acknowledge and agree to the following notes and stipulations regarding the sale and purchase of the Property:

                  1. All tax and rental prorations and adjustments between the Purchaser and Seller are effective as of January 1, 2002 (the "Effective Date"). Seller shall be responsible for any 2001 ad valorem taxes, and Purchaser shall be responsible for all 2002 ad valorem taxes. No rental shall be due from Purchaser to Seller for any period after December 31, 2001. (Seller acknowledges that all rentals have been paid in full.) Any other items of income and expenses regarding the Property which

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do not have a cutoff or changeover date as of the Effective Date shall be prorated and adjusted by the Purchaser and Seller between themselves based on the Effective Date as soon as the amount of any such income or expenses is ascertainable. Purchaser and Seller agree to cooperate in making such adjustments and prorations.

                  2. Seller has paid a real estate commission in the amount of $35,000.00 to Brigman & Associates, Inc. ("Broker"). Broker acknowledges receipt of $35,000.00 representing the full commission due and payable with regard to the sale of the Property. Seller and Purchaser represent and warrant that no other broker, agent or other party is due any fee, commission or other compensation as a result of the sale of the Property. To the extent any such party claims a fee, commission or compensation due to a course of dealing with Seller or Purchaser, each agrees to hold harmless and indemnify the other from and against any claim for a fee, commission or compensation as a result of a course of dealing of said claimant with said indemnifying party.

                  3. Seller and Purchaser acknowledge that Disbursement Agent makes no representations as to the status of any outstanding or past-due water, sewerage or other utility services applicable to the property. The status of such items shall be determined by and is the responsibility of Seller and Purchaser.

                  4. Seller and Purchaser agree that should any inadvertent errors or omissions later be discovered in any documents executed at settlement, they shall promptly execute such corrective documents and remit such sums as may be required to adjust or correct such errors or omissions.

                  5. Seller warrants that all required tax returns and applicable exemption applications have been filed for the current tax year, and further agrees to reimburse Purchaser the full amount of any penalties incurred for the current tax year caused by Seller's failure to file a proper and timely tax return.

                  6. Purchaser acknowledges that a real property tax return is required by law to be filed with the County tax collector of the County in which the property lies, promptly after the first day of January of the year immediately following the closing and that such filings are the sole responsibility of Purchaser.

                  7. Seller hereby certifies to Purchaser that he has no service contracts (landscaping, pest control, property management, property maintenance, etc.) currently in force with regard to the subject Property.

                  8. Any condition or stipulation of that certain Purchase Agreement that is not fulfilled at time of closing shall survive the closing, execution and delivery of the Limited Warranty Deed until such time as said conditions or stipulations are fulfilled.

                  9. All parties hereto acknowledge that the existing lease between Seller and Purchaser is being terminated this date, and that no party shall have any further rights or responsibilities under said lease.

                  10. The parties agree that the Property is being purchased "as is," and that Seller has not made, and does not make any representation or warranty of any nature as to the condition of the Property. Seller shall have no liability or obligation of any nature arising out of the condition of the Property.

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         B.       Purchaser and Seller acknowledge, approve and direct the
disbursement of funds by Disbursement Agent in accordance with this Purchase and Sale Closing Statement.

         C. Disbursement Agent acknowledges receipt and disbursement of funds in accordance with this Purchase and Sale Closing Statement.

SELLER:                                    PURCHASER:

/s/ Daniel B. Pattillo      (SEAL)         DECATUR FIRST BANK
---------------------------
DANIEL B. PATTILLO

                                           BY:   /s/ Judy B. Turner
                                              --------------------------------
                                                 PRESIDENT AND CEO

                                                            [CORP. SEAL]

DISBURSEMENT AGENT:                        BROKER:

MCCURDY & CANDLER, L.L.C.                  BRIGMAN & ASSOCIATES, INC.

By:  [signature not legible]               By:   /s/ W. Brigman
   -------------------------------            --------------------------------